SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary proxy statement

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☒	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

(Name of Registrant as Specified in Its Charter)

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BARINGS GLOBAL SHORT DURATION

HIGH YIELD FUND

Notice of Annual Meeting of

Shareholders and Proxy Statement

TIME

Thursday, August 2, 2018

At 2:00 p.m.

PLACE

Barings LLC

300 South Tryon Street

Executive Board Room, Suite 26.06

Charlotte, NC 28202

Detailed information about each proposal is contained in the enclosed materials. Whether or not you plan to attend the meeting, your vote is important. Voting is quick and easy. Please either: (i) date, fill in, and sign the enclosed proxy card and mail in the enclosed return envelope which requires no postage if mailed in the United States or (ii) vote on the internet by following the instructions in the notice and proxy card.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Charlotte, North Carolina

Dear Shareholder:

The enclosed proxy materials relate to the 2018 Annual Meeting of Shareholders (the “Meeting”) of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) which will be held at Barings LLC, 300 South Tryon Street, Executive Board Room, Suite 26.06, Charlotte, North Carolina 28202, at 2:00 p.m., Eastern Time, on Thursday, August 2, 2018.

A Notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

Whether or not you plan to attend the Meeting in person, we earnestly request you vote your shares by returning the enclosed proxy card or by voting on the internet. We ask you vote promptly in order to avoid the additional expense of further solicitation. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the Meeting, shareholders will be asked to elect three Trustees. The Board of Trustees recommends that shareholders elect the nominated Trustees.

I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Fund.

Sincerely,

Rodney J. Dillman

Chairman

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

300 South Tryon Street, Suite 2500

Charlotte, North Carolina 28202

Notice of Annual Meeting of Shareholders

To the Shareholders of

Barings Global Short Duration High Yield Fund:

The Annual Meeting of Shareholders (the “Meeting”) of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) will be held at Barings LLC, 300 South Tryon Street, Executive Board Room, Suite 26.06, Charlotte, North Carolina 28202, on Thursday, August 2, 2018, at 2:00 p.m., Eastern Time, for the following purpose:

PROPOSAL 1:	to elect as Trustees Rodney J. Dillman and Martin A. Sumichrast for three-year terms and Cynthia R. Plouché for a two-year term, or until their respective successors are duly elected and qualified.

Shareholders may also be asked to transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board recommends that you vote “FOR” Proposal 1.

Holders of record of the shares of beneficial interest of the Fund at the close of business on June 1, 2018 are entitled to vote at the Meeting or any adjournment thereof.

Detailed information about Proposal 1 is contained in the enclosed materials.

Your vote is important. Voting is quick and easy. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1. Internet:	Have your proxy card available. Vote on the internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website; or
2. Mail:	Sign and return your proxy card in the enclosed postage-paid envelope.

Every vote counts.

By order of the

Boards of Trustees,

Janice M. Bishop

Secretary and Chief Legal Officer

Charlotte, North Carolina

June 22, 2018

Please vote your proxy on the internet or complete, date, and sign the proxy card for the shares held by you and return the proxy card in the envelope provided so that your vote can be recorded. It is important that you vote your proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) for use at the Annual Meeting of its Shareholders (the “Annual Meeting” or “Meeting”), to be held at Barings LLC (“Barings”), 300 South Tryon Street, Executive Board Room, Suite 26.06, Charlotte, North Carolina 28202, on Thursday, August 2, 2018, at 2:00 p.m., Eastern Time.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about June 22, 2018, to shareholders of record on June 1, 2018, the “record date.” The Fund’s principal business office is c/o Barings, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

Holders of the shares of beneficial interest of the Fund (“shares”) of record at the close of business on June 1, 2018 will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 20,057,849 shares of BGH outstanding on the record date.

The Fund has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide shareholder meeting services, including tabulation and tracking. Should you have any questions about this Proxy Statement, please contact the Fund by calling (toll-free) 1-866-399-1516.

Important Notice regarding the availability of Proxy Materials for the Annual Meeting to be held on Thursday, August 2, 2018. The Proxy Statement is available on https://www.proxyvote.com or on the Fund’s website under Documents at https://www.barings.com/bgh.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board of Trustees (the “Board”), which oversees the Fund, provides broad supervision over the affairs of the Fund. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of Barings are referred to as “Independent Trustees” throughout this Proxy Statement. Barings is responsible for the investment management of the Fund’s assets and for providing a variety of other administrative services to the Fund. The officers of the Fund are responsible for its operations.

The Board is currently comprised of six Trustees with terms expiring in 2018, 2019 and 2020. The terms of Rodney J. Dillman and Martin A. Sumichrast expire this year. The Fund’s Nominating and Governance Committee nominated Mr. Dillman and Mr. Sumichrast as Independent Trustees for re-election to the Board for three-year terms. Cynthia R. Plouché, who was recommended by the Nominating and Governance Committee and appointed by the Board to serve as an Independent Trustee at its August 3, 2017 meeting, is also nominated as an Independent Trustee for election to the Board for a two-year term. Messrs. Dillman and Sumichrast have been nominated for re-election as Trustees for the class whose term will expire at the 2021 annual meeting of shareholders (or special meeting in lieu thereof) and Ms. Plouché has been nominated for election as Trustee for the class that expires at the 2020 annual meeting of shareholders (or special meeting held in lieu thereof) to hold office until their successors are duly elected and qualified.

Information Concerning Trustees, Nominees for Trustee and Officers

Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his or her present office with the Fund, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Fund’s officers (“Officers”) along with his or her position with the Fund, term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term “Fund Complex” includes the Fund, Barings Corporate Investors, Barings Participation Investors and Barings Funds Trust.

INTERESTED TRUSTEE

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Thomas M. Finke (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2019; Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Barings; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chairman (2012-2015), Director (since 2008), Barings (U.K.) Limited (investment advisory firm); Director (since 2008), Barings Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Director (since 2004), Jefferies Finance LLC (finance company); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Chairman and Director (2012-2015), Barings Global Advisers Limited (investment advisory firm); Manager (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Manager (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Rodney J. Dillman (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman / Nominee	Term expires 2018; Trustee since 2012	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings).	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris Jr. (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2019; Trustee since 2012	Chief Executive Officer (since 2018), Director (since 2008), The National Math and Science Initiative; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Chief Executive Officer and Managing Partner (2002-2018), Vesalius Ventures, Inc.; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Director (since 2016), AIMIS, Inc. (American Institute of Minimally Invasive Surgery, an educator of advanced surgical techniques for women’s health specialists); Trustee (since 2015) Forward Funds (open-end investment company); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring); Trustee (since 2012), Salient Midstream & MLP Fund (closed-end investment company); Trustee (since 2012), Salient MF Trust (open-end investment company); Trustee (since 2009), Salient Private Access Funds (investment companies); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; Director (since 2005), U.S. Physical Therapy, Inc. (NYSE: USPH).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Thomas W. Okel (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2020; Trustee since 2012	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex).

Cynthia R. Plouché (61) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2018; Trustee since August 2017	Assessor (2014-2018), Moraine Township (property assessment); Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	9	Trustee (since August 2017), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2014), Northern Trust Funds (mutual fund complex); Trustee (2001-2017), AXA VIP Trust (mutual fund complex).

Martin A. Sumichrast (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2018; Trustee since 2012	Chairman and Chief Executive Officer (since 2016), Director (since 2015), Level Brands, Inc. (NYSE: LEBV; licensing and brand management firm); Managing Partner and Principal (since 2013), Stone Street Partners, LLC (merchant banking); Managing Director (since 2012), Washington Capital, LLC (family office).	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chairman and Director (2014-2017), Kure Corp. (retail); Director (2014-2017), Jadeveon Clowney Help-In-Time Foundation; Director (2015-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Sean Feeley (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2017	Vice President (2012-2017) of the Fund; Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Carlene Pollock (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2016	Assistant Treasurer (2015-2016) of the Fund; Director (since 2015), Barings; Director (2013-2015), Corrum Capital Management (investment adviser); Vice President (2008-2013), Bank of New York Mellon (third party administrator); Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Funds Trust (open-end investment company advised by Barings).

Lesley Mastandrea (41) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2016	Managing Director (since 2014), Director (2007-2014), Associate Director (2006-2007), Barings; Treasurer (since 2016), Barings Funds Trust (open-end investment company advised by Barings).

Michael Freno (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2012	Head of Global Markets (since 2018), Head of Global Fixed Income Group (2017-2018), Member of High Yield Investment Committee (since 2010), Managing Director (since 2010), Director (2007-2009), Associate Director (2005-2006), Barings.

Scott Roth (48) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2012	High Yield Team Leader (since 2010), Managing Director (since 2010), Director (2002-2010), Barings.

*	Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on August 3, 2017.

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Melissa M. LaGrant (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2012	Managing Director (since 2005), Barings; Chief Compliance Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2006), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings).

Janice M. Bishop (53) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2012	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Michelle Manha (46) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2012	Deputy General Counsel (since 2018), Associate General Counsel (2014-2018), Managing Director (since 2014), Counsel (2008-2014), Barings; Assistant Secretary (since 2013), Barings Funds Trust (open-end investment company advised by Barings).

Kristin Goodchild (33) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2015	Counsel (since 2016), Senior Paralegal (2013-2016), Paralegal (2008-2012), Barings; Assistant Secretary (since 2015), Barings Funds Trust (open-end investment company advised by Barings); Associate Secretary (since 2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2015), CI Subsidiary Trust and PI Subsidiary Trust.

*	Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on August 3, 2017.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of the Fund should so serve. The current members of the Board have joined the Board at different points in time since 2012. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. In recommending the election or appointment of the current Board members as Trustees, the Nominating and Governance Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating and Governance Committee also considered that during their service as members of the Board, the Trustees have demonstrated a high level of diligence and commitment to the interests of the Fund’s shareholders and the ability to work effectively and collegially with other members of the Board.

The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.

Rodney J. Dillman – Mr. Dillman brings over 14 years of experience in investment management, global business development, global political and economic risk management, international acquisitions, global operations and financial reporting. He currently serves as Trustee of Baring Funds Trust, an open-end investment company advised by Barings. Previously, Mr. Dillman served as President of MassMutual International LLC, an international life insurance, health, annuities and pension company, and General Counsel of Babson Capital Management LLC (currently known as Barings). Prior to joining Babson Capital Management LLC, he was a Partner at Day Pitney LLP, a law firm. He has served as a director to many insurance, public and private companies, including Social Reality, Inc., Yingda Taihe Life Insurance Co., MassMutual Life Insurance Company, MassMutual Mercuries Life Insurance Company, MassMutual Asia Limited, The MassMutual Trust Company and Jefferies Finance LLC. He is the author of The Lease Manual: A Practical Guide to Negotiating Office, Rental and Industrial Leases. He holds a Bachelor of Science in Education from Kent State University, a Masters of Arts in Economics from Kent State University Graduate School of Management and a Juris Doctor from Duke University School of Law.

Thomas M. Finke – Mr. Finke brings over 30 years of executive and board experience in the banking and investment management industries. He currently serves as Chairman and Chief Executive Officer of Barings. Previously, he served as President of Barings, Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company, Co-Founder and President of First Union Institutional Debt Management and Vice President at Bear, Stearns & Co. Mr. Finke currently serves as Trustee of Barings Funds Trust, an open-end investment company advised by Barings, and Director of Barings (U.K.) Limited. Mr. Finke also serves as a Member of the Board of Directors of the Structured Finance Industry Syndications and Trading Association. He formerly served as Chairman and Director of Barings Global Advisers Limited, Chairman and Manager of Barings Real Estate Advisers LLC, Manager of Wood Creek Capital Management, LLC and as a founding member of the Board of Directors of the Loan Syndicates and Trading Association. He holds a Bachelor of Science from the University of Virginia’s McIntire School of Commerce and a Masters in Business Administration from Duke University’s Fuqua School of Business.

Bernard A. Harris, Jr. – Dr. Harris brings substantial executive, board and operations experience to the Fund. He currently serves as Chief Executive Officer and Director of the National Math and Science Initiative, a non-profit organization focused on increasing student opportunities and achievement and teaching effectiveness in STEM education, President of The Space Agency and President of The Harris Foundation. Previously, he served as Chief Executive Officer and Managing Partner of Vesalius Ventures, Inc., a venture capital firm investing in early and mid-stage healthcare technologies and companies, and a Clinical Scientist, Flight Surgeon and Astronaut for NASA. Dr. Harris currently serves as director or trustee of several registered investment companies and other public and private organizations, including Barings Funds Trust, an open-end investment company advised by Barings, AIMIS, Inc., the Endowment Fund, Salient Midstream & MLP Fund, Salient MF Trust, Salient Private Access Funds, Forward Funds, Monebo Technologies Inc., RMD Networks, Inc., U.S. Physical Therapy, Inc., E-Cardio, Inc. and Constellation Services International. He formerly served as director to Counselors to America’s Small Business, Sterling Bancshares and Houston Angel Network. Dr. Harris holds several faculty appointments, including as an Associate Professor at the University of Texas Medical Branch and Baylor College of Medicine. He has authored and co-authored numerous articles in scientific publications. He holds a Bachelor of Science in Biology from the University of Houston, a Masters of Medical Science from the University of Texas Medical Branch at Galveston, a Masters of Business Administration from the University of Houston and a Doctorate of Medicine from the Texas Tech University School of Medicine. He is the recipient of several honorary doctorates from Stony Brook University, Morehouse School of Medicine, New Jersey Institute of Technology, Washington and Jefferson College, Worcester Polytechnic Institute, Indiana Institute of Technology and the University of Hartford. Dr. Harris also has been the recipient of numerous awards, including the NASA Space Flight Medal, the NASA Award of Merit and the 2000 Horatio Alger Award.

Thomas W. Okel – Mr. Okel brings over 20 years of experience in the underwriting, structuring, distribution and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings. He currently serves as Executive Director of Catawba Lands Conservancy, a non-profit land trust. Prior to joining Catawba Lands Conservancy, he served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America. He currently serves as trustee or director of several public companies and non-profit organizations, including as Trustee of Barings Funds Trust, an open-end investment company advised by Barings, Trustee of the Horizon Funds, a mutual fund complex, Trustee of Davidson College, and Director of CrossRoads Corporation for Affordable Housing and Community Development, Inc. Mr. Okel holds a Bachelor of Arts in Economics from Davidson College and a Masters of Management, Finance, Accounting and Marketing from the J.L. Kellog Graduate School of Management at Northwestern University.

Cynthia R. Plouché – Ms. Plouché brings over 32 years of experience in financial services, asset management, the function, governance and oversight of mutual fund boards, and operations of fund advisers and service providers. She currently serves as Trustee of Barings Funds Trust, an open-end investment company advised by Barings, and Northern Trust Funds, a mutual fund complex. She previously served as an Assessor for Moraine Township (IL), a Senior Portfolio Manager for Williams Capital Management, LLC, Chief Investment Officer and Managing Director of Blaylock-Abacus Asset Management and a Portfolio Manager for Equitable Capital Management Corporation. She formerly served as a Trustee and member of the Audit Committee of AXA VIP Trust, a mutual fund complex. Ms. Plouché holds a Bachelor of Arts in Psychology and Social Relations from Harvard University and a Masters in Business Administration from the Wharton School at the University of Pennsylvania.

Martin A. Sumichrast – Mr. Sumichrast brings over 25 years of experience in investing and providing business advisory services to corporations in the United States, Europe and Asia. He currently serves as Chairman, Chief Executive Officer and Director of Level Brands, Inc., a public company, Managing Partner and Principal of Stone Street Partners, LLC, a Charlotte-based merchant banking operation, and Managing Director of Washington Capital, LLC, a family owned office entity. He previously served as a Managing Director of Lomond International, Inc., a private investment and business advisory firm. Prior to Lomond International, Inc., he co-founded and served as Chairman and Chief Executive Officer of Global Capital Partners, Inc., a diversified financial services holding company that had offices in the United States and Europe. He serves as Trustee of Barings Funds Trust, an open-end investment company advised by Barings, and previously served as a Director of Kure Corp., Social Reality, Inc., and Jadeveon Clowney Help-In-Time Foundation. He is co-author of Opportunities in Finance Careers and The Complete Book of Homebuying. Mr. Sumichrast holds a Bachelor of Science from the University of Maryland.

Share Ownership of Trustees

As of May 31, 2018, the Trustees and Officers of the Fund individually beneficially owned less than one percent (1%) of the outstanding shares and as a group beneficially owned 0.47% of the outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of May 31, 2018, Barings, the investment adviser to the Fund, beneficially owned 0.04% of the outstanding shares and Barings Global Advisers Limited, the sub-adviser to the Fund (the “Sub-Adviser”), beneficially owned 0.00% of the outstanding shares.

The table below sets forth information regarding the beneficial ownership* of the Fund’s shares held by each Trustee based on the market value of such shares as of May 31, 2018.

Dollar Ranges of Shares Owned by Trustees

Name of Nominee/ Trustee	Dollar Range of Shares in Fund
R. Dillman	$50,001 - $100,000
T. Finke	Over $100,000
B. Harris	$10,001 - $50,000
T. Okel	$50,001 - $100,000
C. Plouché	None
M. Sumichrast	None

*	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Required Vote

If a quorum is present at the Meeting, the three nominees for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF THE FUND.

Board Leadership Structure

The Board is currently comprised of six Trustees, five of whom are Independent Trustees. As discussed below, all of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.

Mr. Dillman, who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, serves as Chairman of the Board and Mr. Feeley,

who is an “interested person” of the Fund, serves as President. Mr. Dillman presides at meetings of the Board and acts as a liaison with service providers, Officers, and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable the Board to exercise its oversight of the Fund. The Board also believes that its structure, including the active role of the other Independent Trustees, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

The Board provides oversight of the services provided by Barings, including risk management activities. In addition, each committee provides oversight of Barings’ risk activities with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees receive a wide range of reports on the Fund’s activities, including the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board and Audit Committee meet periodically with the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal securities laws and the Fund’s internal compliance policies and procedures. In addition, both the Audit Committee and the full Board regularly review information concerning risks specific to the Fund and Barings, including presentations by various Officers of the Fund, investment personnel for the Fund, Barings, the Sub-Adviser, the independent auditors for the Fund and counsel to the Fund.

Information Concerning Committees and Meetings of the Board of Trustees

The Board has an Audit Committee and a Nominating and Governance Committee.

The Audit Committee is comprised exclusively of Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on the Fund’s website at https://www.barings.com/assets/user/media/Babson_(BGH)_Audit_Committee_Charter1.pdf. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The present members of the Audit Committee are Dr. Bernard A. Harris, Jr. (Chairman), Thomas W. Okel and Martin A. Sumichrast. Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the applicable SEC rules and upon due consideration of the qualifications of each member of the Audit Committee, the Board designated Dr. Harris, Mr. Okel and Mr. Sumichrast as the Fund’s Audit Committee Financial Experts.

In accordance with the Audit Committee Charter, the Audit Committee is responsible for oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Fund’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended June 30, 2018, the Audit Committee held seven meetings.

The Nominating and Governance Committee is currently comprised of Martin A. Sumichrast (Chairman), Rodney J. Dillman and Cynthia R. Plouché, all of whom are Independent Trustees. A current copy of the Nominating and Governance Committee Charter can be found on the Fund’s website at https://www.barings.com/assets/user/media/Nominating-and-Governance-Committee-Charter-BGH.pdf. During the twelve months ended June 30, 2018, the Nominating and Governance Committee held two meetings.

The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of the Fund (“Independent Trustees”). The Nominating and Governance Committee Charter contemplates that all nominees for Independent Trustee will have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

When the Board has or expects to have a vacancy for an Independent Trustee, the Nominating and Governance Committee will consider candidates recommended by the Fund’s current Trustees; the Fund’s shareholders; the Fund’s Officers; the Fund’s investment adviser; the Fund’s sub-adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must be submitted in accordance with the provisions of the Nominating and Governance Committee Charter, which requires that shareholder recommendations be timely received and contain biographical and other necessary information regarding the candidate that would be required for the Fund to meet its disclosure obligations under the proxy rules. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

The Nominating and Governance Committee also considers, evaluates and makes recommendations to the Board with respect to the structure, membership and function of the Board and the Committees thereof, including the compensation of the Trustees.

During the twelve months ended June 30, 2018, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call). During the twelve months ended June 30, 2018, each Trustee attended at least 75% of the Board and applicable Committee meetings on which he or she served, with the exception of Thomas M. Finke, an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, who attended 60% of the Board meetings during the period.

Transactions with and Remuneration of Officers and Trustees

Pursuant to the Investment Management Agreement between the Fund and Barings (the “Contract”), Barings paid the compensation and expenses of the Fund’s Officers and of all Trustees who were officers or employees of Barings.

The Trustees also serve as trustees of Barings Funds Trust. The following compensation represents the aggregate compensation payable by both the Fund and Barings Funds Trust. Trustees who are not officers or employees of Barings receive an annual retainer of $40,000. The Chairman of the Board receives an additional retainer in the amount of $12,000 and the Chairman of the Audit Committee receives an additional retainer in the amount of $8,000. Trustees who are not officers or employees of Barings also receive a fee of $8,000 for each meeting of the Board which they attend ($4,000 for each meeting conducted by telephone conference call). Members of the Audit Committee and the Nominating and Governance Committee receive an additional fee of $2,000 per meeting attended, including meetings conducted by telephone conference call. During the twelve months ended June 30, 2018, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pockets expenses paid by the Fund was approximately $92,574.

The following table discloses the compensation paid to the Fund’s Trustees (not including reimbursement for out-of-pocket expenses) for the twelve months ended June 30, 2018. The Fund, Barings Corporate Investors, Barings

Participation Investors and Barings Funds Trust are collectively referred to in the table below as the “Fund Complex.” The Trustees do not receive pension or retirement benefits.

Name of Trustee	Aggregate Compensation from the Fund		Total Compensation from Fund Complex
Rodney J. Dillman	$19,857		$92,000	*
Thomas M. Finke	None	**	None	**
Bernard A. Harris, Jr.	21,105		98,000	*
Thomas W. Okel	19,375		90,000	*
Cynthia R. Plouché#	12,602		60,000	*
Martin A. Sumichrast	18,014		84,000	*
Total	$90,953		$424,000

*	Total compensation reflects compensation paid to each Trustee by the Fund and Barings Funds Trust. None of the Trustees serves as a trustee for any other funds in the Fund Complex.
**	No compensation is paid by the Fund or Barings Funds Trust to Trustees who are “interested persons” of the Fund or Barings Funds Trust.
#	Ms. Plouché was elected as Trustee by the Board of Trustees following the August 3, 2017 Board meeting.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Fund’s Board of Trustees and operates under a written Charter adopted by the Fund’s Board of Trustees. The Audit Committee meets with the Fund’s management (“Management”) and independent registered public accountants and reports the results of its activities to the Fund’s Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Audit Committee’s and independent registered accountant’s responsibilities, Management advised that the Fund’s financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

∎	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with Management and Deloitte & Touche LLP (“Deloitte”), the Fund’s independent registered public accountants;

∎	Discussed with Deloitte those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 61 (Communications with Audit Committees); and

∎	Received the written disclosure and the letter from Deloitte required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with Deloitte its independence.

The Audit Committee has reviewed the aggregate fees billed for professional services rendered by Deloitte for 2016 and 2017 for the Fund and for the non-audit services provided to Barings and Barings’ parent, Massachusetts Mutual Life Insurance Company (“MassMutual”) for 2016 and 2017. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

In reliance on the reviews and discussions referred to above, the Fund’s Audit Committee presents this Report to the Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2017 audited financial statements in the Annual Report to shareholders for the period then ended and (2) file such Annual Report with the SEC and the New York Stock Exchange.

The Fund’s Audit Committee appointed Deloitte as the Fund’s independent registered public accountants for the fiscal year ending December 31, 2018, and, in connection therewith, Deloitte will prepare the Fund’s tax returns for the fiscal year ending December 31, 2018.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Dr. Bernard A. Harris, Jr., Audit Committee Chair

Thomas W. Okel , Audit Committee Member

Martin A. Sumichrast , Audit Committee Member

May 9, 2018

THE FUND’S INDEPENDENT AUDITORS

Deloitte audited the financial statements of the Fund for the fiscal year ended December 31, 2017. Deloitte’s audit report contained no qualifications or modifications. A Deloitte representative will be available for the Meeting. This representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees Paid to Independent Registered Public Accounts
	Deloitte Year Ended December 31, 2017	Deloitte Year Ended December 31, 2016
Audit Fees	$72,870	$68,000
Audit-Related Fees	0	0
Tax Fees	11,500	11,500
All Other Fees	0	0
Total Fees	$84,370	$79,500

Non-Audit Fees Billed to Barings and MassMutual
	Deloitte Year Ended December 31, 2017	Deloitte Year Ended December 31, 2016
Audit-Related Fees	$4,392,135	$4,914,087
Tax Fees	2,710,931	2,950,324
All Other Fees	14,168,133	9,091,158
Total Fees	$21,271,199	$16,955,569

The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Fund, Barings and MassMutual, such as SOC-1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to Barings and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Audit Committee to establish a pre-approval policy for certain services rendered by the Fund’s independent accountants. During 2017, the Audit Committee approved all of the services rendered to the Fund by Deloitte and did not rely on a pre-approval policy for any such services.

The 2016 fees billed represent final 2016 amounts, which may differ from the preliminary figures available as of the publication date of the Fund’s 2017 Proxy

Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Fund’s 2017 Proxy Statement, but are now properly included in the 2016 fees billed to the Fund, Barings and MassMutual.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

INFORMATION ABOUT VOTING PROXIES AND THE MEETING

Manner of Voting Proxies

Shareholders are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Fund that such shareholder owns at the close of business on June 1, 2018. Each fractional share is entitled to a proportionate fractional vote.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If a shareholder executes a proxy but gives no instructions, the shares that are represented by such proxy will be voted “FOR” a proposal and “FOR” or “AGAINST” any other business that may properly arise at the Meeting, in the proxy’ discretion.

Revocation of Proxies

Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise at the Meeting by executing a superseding proxy or by submitting a written notice of revocation to the Fund. To be effective, such revocation must be received prior to the Meeting and must indicate the shareholder’s name and account number.

Quorum

At the Meeting, the presence, in person or by proxy, of shareholders entitled to cast thirty percent (30%) of the votes shall be a quorum for the transaction of business. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held in “street name” for which the broker or nominee (a) has not received instructions from the beneficial owners or other persons entitled to vote or (b) does not have discretionary voting authority on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote on a particular matter, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum. With respect to Proposal 1, abstentions and broker non-votes, if any, will not have an effect on the outcome of the proposal.

Required Vote

Provided a quorum is present at the Meeting, the Trustee Nominees who receive a plurality vote of the outstanding shares of the Fund cast at the Meeting shall be elected.

Adjournment

If sufficient votes in favor of the proposal(s) set forth in the Notice of Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for a proposal has not been met, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Fund will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to the proxy card for instructions for voting on the internet.

INVESTMENT ADVISER

Barings, as investment adviser, provides investment management and certain administrative services to the Fund pursuant to an Investment Management Agreement. Barings (including its wholly-owned subsidiaries) currently has over $305 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations).

Pursuant to a Sub-Advisory Agreement between Barings and Barings Global Advisers Limited (the “Sub-Adviser”), the Sub-Adviser provides certain investment management services to the Fund.

Barings is the indirect owner of 100% of the voting shares of the Sub-Adviser. MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Barings. MassMutual Holding LLC owns all of the voting shares of MM Asset

Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Barings’ principal office is located at 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The Sub-Adviser is located at 61 Aldwych, London, United Kingdom WC2B 4AE.

CERTAIN ADMINISTRATIVE SERVICES

U.S. Bancorp Fund Services, LLC acts as the Fund’s administrator (the “Administrator”) pursuant to a Master Services Agreement. The Administrator and its affiliates provide certain administrative services to the Fund, including, but not limited to, clerical and various other services required for the Fund’s operations, calculating the Fund’s daily net asset value and other financial data, preparing reports required by the securities, investment, tax or other laws and regulations, monitoring the Fund’s expense accruals and generally assisting in the Fund’s operations. The Administrator’s principal office address is 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

Barings indirectly provides certain administrative services to the Fund including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services. Barings’ principal office address is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.

BENEFICIAL OWNERS

As of May 31, 2018, based on the Fund’s review of filings made pursuant to Section 13 of the Exchange Act, to the Fund’s knowledge, the following shareholder(s) beneficially owned more than 5% of the Fund’s outstanding shares:

Name and Address of Shareholder	Number of Shares Beneficially Owned		Percentage Owned
First Trust Portfolios L.P.	2,549,008	*	12.71%
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

*	As stated in Schedule 13G filed with the SEC on January 17, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Fund’s Trustees and certain Officers, investment advisers, sub-advisers, certain affiliated persons of the investment adviser or sub-adviser, and persons who own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund as well as certain internal documents, the Fund believes that its Trustees and relevant Officers, Barings, the Sub-Adviser and its relevant affiliated persons have all complied with applicable filing requirements during the twelve months ended May 31, 2018.

PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Any shareholder intending to present a proposal at the Annual Meeting to be held in 2019 who wishes to have such proposal included in the Fund’s proxy material for that meeting, should forward his or her written proposal to the Fund, Attention: Secretary. Proposals must be received on or before February 22, 2019, to be considered for inclusion in the Trust’s proxy material for its 2019 Annual Meeting.

Pursuant to procedures approved by the Fund’s Board, including a majority of the Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board by writing the Fund’s Chief Financial Officer, c/o Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Fund holdings.

ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by Officers of the Fund. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s Officers in person, by telephone, or by facsimile will be borne by the Fund. The Fund has engaged Broadridge to provide shareholder meeting services, including tabulation and tracking. It is anticipated that the cost of these services will be approximately $20,000 and may increase in the event any vote is contested or increased solicitation efforts are required. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Fund’s shareholders.

The Fund will arrange for at least one Trustee to attend its 2018 Annual Meeting; will encourage all of its Trustees to attend its Annual Meetings; and will endeavor to arrange its Annual Meetings on the same date as a Board meeting to facilitate Trustee attendance.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com or on the Fund’s website under Documents at https://www.barings.com/bgh. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact the Fund at 1-866-399-1516 or contact your financial intermediary.

The Annual Report of the Fund for its fiscal year ended December 31, 2017, including financial statements, a schedule of the Fund’s investments as of such date and other data, was mailed on or about February 28, 2018, to all shareholders of record. The Fund’s most recent Annual Report is available on the Fund’s website at https://www.barings.com/assets/user/media/BGH%202017%20Financial%20Statements %20Final%20Draft.pdf. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Fund at 1-866-399-1516.

BARINGS
C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E48852-P10655 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
Vote on Trustees
Election of Trustees - for three-year terms, or until their respective successors are duly elected and qualified.
Nominees for election:
01) Rodney J. Dillman
02) Martin A. Sumichrast
Election of Trustee - for a two-year term, or until her successor is duly elected and qualified.
Nominee for election:
03) Cynthia R. Plouché
2. Other Business
In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.
For All Withhold All Except For All
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at http://www.barings.com/bgh or at www.proxyvote.com.
BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Janice M. Bishop and Carlene Pollock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Global Short Duration High Yield Fund (“the Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Executive Board Room of Barings LLC, 300 South Tryon Street, Suite 26.06, Charlotte, NC 28202, on Thursday, August 2, 2018, at 2:00 p.m., Eastern Time, and at any adjournments thereof (the “Annual Meeting”).
THIS PROXY WILL BE VOTED ON ITEM 1 IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM 1.
THIS PROXY WILL BE VOTED ON ITEM 2 IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM 2.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.